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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                Interspeed, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                  DELAWARE                               04-3333365
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification no.)


               39 High Street, North Andover, Massachusetts    01845
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                  (Address of Principal Executive Offices)       (Zip Code)


If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. /X/


Securities Act registration statement file number to which this form relates:
                                                      333-81071
                                                  ------------------

                                                    (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                 Name of Each Exchange on Which
          to be so Registered                 Each Class is to be Registered

                 NONE                                NONE
       -------------------------------          --------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                            COMMON STOCK, PAR VALUE $.01 PER SHARE
                                      (Title of class)





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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

                           A description of the common stock of the registrant is set forth in the information provided under "Description of Capital Stock" in the Prospectus which forms a part of the Registration Statement on Form S-1 (File No. 333-81071) filed under the Securities Act of 1933, as amended, with the Securities and Exchange Commission on June 18, 1999, as amended (the "Registration Statement"), which information is incorporated herein by reference.

Item 2.           EXHIBITS

                           (1) Specimen of the common stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement).

                           (2)   (a) Amended and Restated Certificate
                                     of Incorporation of registrant
                                     (incorporated by reference to
                                     Exhibit 3.2 to the Registration
                                     Statement).

                                 (b) Amended and Restated By-laws of
                                     registrant (incorporated by
                                     reference to Exhibit 3.4 to the
                                     Registration Statement).



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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       INTERSPEED, INC.
                                    ---------------------------------
                                            (Registrant)



                                  By:  /s/ STEPHEN A. IDE
                                       ------------------------------
                                       Stephen A. Ide
                                       President





Dated: September 21, 1999





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